SUNSTONE FINANCIAL GROUP, INC.
                       207 East Buffalo Street, Suite 400
                          Milwaukee, Wisconsin  53202
                                 (414) 271-5885
                              Fax: (414) 271-5910

March 6, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  The Garzarelli Funds
     (333-14855; 811-7877)

Ladies and Gentlemen:

On behalf of The Garzarelli Funds ( the "Trust"), and pursuant to the Investment Company Act of 1940 and the Securities Act of 1933, we hereby file Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A. The filing relates to The Garzarelli Balanced Fund, the Trust's initial portfolio. The Trust has abolished The Garzarelli Affinity Equity which was filed with the Trust's initial Registration Statement on Form N-1A. Also filed herewith is a memorandum addressing the comments of the staff regarding the Trust's Registration Statement.

If you have any questions or comments, please call the undersigned.

Sincerely,
SUNSTONE FINANCIAL GROUP, INC.

By: /s/ Constance Dye Shannon
-----------------------------
Legal and Compliance Manager

Encl.

cc:  David A. Sturms, Esq.




                              THE GARZARELLI FUNDS
                             (333-14855; 811-7877)

                   MEMORANDUM IN RESPONSE TO SEC COMMENTS TO
                    THE REGISTRATION STATEMENT ON FORM N-1A

     This Memorandum is being filed in response to comments from the staff with respect to the Registration Statement on Form N-1A filed on behalf of The Garzarelli Funds (the "Fund") as set forth in the letter to Constance Dye Shannon from Briccio Barrientos, Accountant/Analyst, dated November 22, 1996. Set forth below is a summary of each comment and the Registrant's response thereto. The references in the response refer to Pre-Effective Amendment No. 1 (which is filed herewith). Pre-Effective Amendment No. 1 is being filed to respond to the staff's comments and to eliminate The Garzarelli Affinity Equity Fund from the registration statement. Accordingly, responses will be provided to the staff's comments regarding The Garzarelli Balanced Fund only. Pre-Effective Amendment No. 2 will be filed by the Registrant to provide the identities of the trustees and to file the exhibits. The Registrant is seeking an effective date of on or before April 1, 1997. Questions regarding any of the following responses and/or additional comments should be directed to Constance Dye Shannon, Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, (414) 271-5885.

1. Comment: A company that purports to be a "balanced fund" should maintain at least 25% of the value of its assets in fixed income senior securities.

     Response: The word "senior" has been added to the discussion of the Balanced Fund's investment in fixed income securities

2. Comment and Response omitted as it relates to the Garzarelli Affinity Equity Fund.

3. Comment: Disclose in the prospectus the Fund's minimum acceptable rating for investments in convertible securities.

     Response: A sentence has been added to the "Convertible Securities" section to clarify the minimum acceptable rating for investments in convertible securities.

4. Comment: Disclose whether the Fund will invest more than 25% of its assets in securities of a single foreign government.

     Response: The Registrant does not intend to invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry, nor does it intend to invest more than 25% of its assets in the securities of a single foreign government. See: investment restriction No. 4.

5. Comment: The prospectus does not disclose the risks associated with derivative securities.

     Response: A sentence has been added to the "Derivatives" section indicating that the Fund does not intend to invest in certain derivative securities. Additional disclosure has been provided regarding the risks associated with derivative securities.

6. Comment: The SAI section entitled "United States Government Securities" includes disclosures regarding obligations of the International Bank for Reconstruction and Development (also known as the World Bank).

     Response: The Fund does not intend to invest in obligations of the International Bank for Reconstruction and Development. Therefore, the reference has been deleted.

7. Comment: Neither the SAI nor the prospectus disclose that investment by the Fund in securities issued by other investment companies involves duplication of fees and expenses.

     Response: The disclosure requested is presently included in the third paragraph under the section entitled "Temporary, Defensive Position".

8. Comment: Disclose whether the Fund intends to borrow for leveraging purposes.

     Response: An non-fundamental investment restriction has been added to the SAI stating that the Fund will not purchase any new portfolio securities when borrowings exceed 5% of total assets.

9. Comment: Revise the footnote to the fee table to disclose that the Fund expects that the waiver will remain in place for the coming fiscal year or provide the full amount of the expenses in the fee table.

     Response: The footnote to the fee table has been revised to disclose the Fund expects the waiver to remain in effect for the coming year. However, the ability to terminate the waiver upon thirty days' notice is maintained. In such event, the Fund would determine whether a sticker was necessary.

10. Comment: Disclose the definition of "in good order", disclose whether the Fund requires federal funds and disclose whether the Fund will price shares purchased pursuant to a telephone transaction at the price next determined after the telephone order is placed.

     Response: The phrase "in good order" has been deleted from the prospectus and has been replaced with "received and accepted" or "received by the Fund in accordance with the procedures set forth herein." The prospectus indicates that purchases made by check are processed at the NAV next calculated after receipt and acceptance by the Fund of the purchase order and check. The Fund does not require conversion to federal funds. The disclosure regarding the price at which purchases made by telephone will be processed has been clarified to state that the price will be the next NAV calculated after the telephone order has been received and accepted and the Fund has received the funds to process the transaction.

11. Comment: Modify the disclosure regarding the unavailability of purchases made under the Automatic Investment Plan for exchange or redemption for 7 business days.

     Response: The disclosure requested is provided in the sentence following that in which it is stated that the purchases made pursuant to the AIP plan will not be available for exchange or redemption for 7 business days. The delay allows the Fund to verify that the proceeds used to purchase shares of the Fund will not be returned due to insufficient funds. It has been the experience of the Fund's transfer agent that even though the AIP plan is an automatic transaction, account balances are not necessarily verified by the shareholder's financial institution prior to the transmission of funds for the purchase of fund shares. Consequently, financial institutions have requested the return of funds used to purchase fund shares due to insufficient funds.

12.  Comment:  Disclose what constitutes excessive changes.

     Response: The last paragraph in the section entitled "How to Exchange Shares" presently states that excessive use of the exchange privilege is more than five exchanges per calendar year. The disclosure provides further that "a pattern of exchanges with a 'market timer' strategy may be disruptive to the Fund. Therefore the maximum number of exchanges you wish to make may be restricted." Having noted the staff's comment, Registrant believes that adequate disclosure is provided regarding excessive exchanges.

13. Comment: Exhibits to the registration statement were incorrectly submitted.

     Response: The exhibits will be resubmitted with the EDGAR submission of the pre-effective amendment.

14. Comment: Certain items of disclosure have been omitted from the registration statement.

     Response: Items of disclosure will be provided by the Registrant's Pre-Effective Amendments No. 1 and No. 2.

15. Comment: Future filings should be accompanied by a cover letter containing the address and phone number of the contact person with respect to the filing.

     Response: The Registrant will provide a cover letter containing the requested information with its future filings.

16. Comment: The staff has concerns regarding newspaper articles about the Fund and the portfolio manager.

     Response: The Registrant and the Adviser (and its personnel) are fully aware of the "gun jumping" comment in the 1993 letter to Registrants. As Mr. Sturms informed you, the article in question was the result of unsolicited press inquiries and not an attempt to prematurely off the Fund.

                                 Other Changes
                                 -------------

Certain additional changes have been made, all of which have been marked. As stated above, the identities of the trustees and the exhibits to the Registrant's registration statement will be filed with Pre-Effective Amendment No. 2.



          As filed with the Securities and Exchange Commission on March   , 1997
                                                                       --
                                       Securities Act Registration No. 333-14855
                                Investment Company Act Registration No. 811-7877

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       ---------------------------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( )

                       Pre-Effective Amendment No. 1                    (x)

                       Post-Effective Amendment No.                     ( )
                                                   ---

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ( )

                                Amendment No. 1
                        (Check appropriate box or boxes)

                              THE GARZARELLI FUNDS
               (Exact Name of Registrant as Specified in Charter)
                       100 South Wacker Drive, Suite 2100
                         Chicago, Illinois  60606-4002

                    (Address of Principal Executive Offices)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (312) 782-1525

                              H. Steel Bokhof, Jr.
                       100 South Wacker Drive, Suite 2100
                         Chicago, Illinois  60606-4002
                    (Name and Address of Agent for Service)

                                    Copy to:
                             David A. Sturms, Esq.
                      Vedder, Price, Kaufman and Kammholz
                            222 North LaSalle Street
                         Chicago, Illinois  60601-1003

Approximate Date of Proposed Public Offering: As soon as possible after this Registration Statement becomes effective. In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, Registrant hereby declares that an indefinite number or amount of shares is being registered by this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.


--------------------------------------------------------------------------------



                              THE GARZARELLI FUNDS

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).


                                     Caption or Subheading in Prospectus or
       Item No. on Form N-1A         Statement of Additional Information
       ---------------------         --------------------------------------

  1.   Cover Page                    Cover Page

  2.   Synopsis                      Expense Summary

  3.   Condensed Financial
       Information                   <F1>

  4.   General Description of        The Garzarelli Funds; Other Investment
       Registrant                    Policies and Risk Considerations;
                                     Investment Limitations

  5.   Management  of the Fund       Management of the Fund; Transfer and
                                     Dividend Disbursing Agent, Custodian and
                                     Independent Accountants

 5A.   Management's Discussion of
       Fund Performance              <F1>

  6.   Capital Stock and Other       Capital Structure; Dividends and
       Securities                    Distributions; Taxes; Shareholder Reports
                                     and Information

  7.   Purchase of Securities Being  How to Purchase Shares; Pricing of Fund
       Offered                       Shares; How to Exchange Shares;
                                     Retirement Plans; Service and
                                     Distribution Plan

  8.   Redemption or Repurchase      How to Redeem Shares; Pricing of Fund
                                     Shares; How to Exchange Shares

  9.   Legal Proceedings             <F1>



PART B -
INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------------------

 10.   Cover Page                    Cover Page

 11.   Table  of Contents            Table of Contents

 12.   General Information and
       History                       <F2>

 13.   Investment Objectives and     Additional Investment Information;
       Policies                      Investment Restrictions

 14.   Management of the Fund        Additional Trust Information

 15.   Control Persons and
       Principal Holders of
       Securities                    Additional Trust Information

 16.   Investment Advisory and
       Other Services                Additional Trust Information

 17.   Brokerage Allocation and
       Other Policies                Portfolio Transactions and Brokerage

 18.   Capital Stock and Other
       Securities                    Description of Shares

 19.   Purchase, Redemption and      Included in the Prospectus under the
       Pricing of Securities Being   heading "How to Purchase Shares,"
       Offered                       "Pricing of Fund Shares," "How to
                                     Exchange Shares" and "How to Redeem
                                     Shares" and in the Statement of
                                     Additional Information under the headings
                                     "Individual Retirement Accounts"

 20.   Tax Status                    Included in the Prospectus under the
                                     headings "Taxes" and "Dividends and
                                     Distributions" and in the Statement of
                                     Additional Information under the heading
                                     "Taxes" and "Additional Investment
                                     Information"

 21.   Underwriters                  <F1>

 22.   Calculation of Performance    Included in the Prospectus under the
       Data                          heading "Fund Performance" and in the
                                     Statement of Additional Information under the heading "Performance Information"

 23.   Financial Statements          Financial Statements

-----------------------
<F1> Answer negative or inapplicable
<F2> Complete answer to Item is contained in the Prospectus





                                                                          , 1997
                                                   ----------------------

                              THE GARZARELLI FUNDS


The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. The Trust presently consists of one diversified investment portfolio, individually referred to as a "Fund."

Garzarelli Investment Management LLC ("Adviser") serves as the investment adviser to the Fund. Elaine M. Garzarelli, founder and Chairperson of the Adviser, is responsible for the overall strategic management of the Fund. Affinity Investment Advisers, Inc. ("Sub-Adviser") acts as Sub-Adviser to the Fund.

The GARZARELLI BALANCED FUND seeks long-term growth of capital and current income, consistent with reasonable investment risk. The Fund may emphasize investments in common stocks and other equity type securities or securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Adviser. Except during a temporary defensive period, at least 25% of the Fund's assets will be invested in fixed income senior securities and at least 25% of the Fund's total assets will be invested in equity securities.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.

A Statement of Additional Information, dated               , 1997, which is
                                             --------------
incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, which may be revised from time to time, contains further information about the Fund and is available, without charge, by writing to the Fund at P.O. Box 674, Milwaukee, WI 53201-0674, or calling 1-800-378-1405. If you wish to contact the Fund via an overnight delivery, send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              TABLE  OF  CONTENTS

Prospectus Summary...............................................
Expense Summary..................................................
The Garzarelli Funds.............................................
Other Policies and Risk Considerations...........................
Investment Limitations...........................................
Management of the Fund...........................................
Pricing of Fund Shares...........................................
How to Purchase Shares...........................................
How to Exchange Shares...........................................
How to Redeem Shares.............................................
Dividends and Distributions......................................
Shareholder Reports and Information..............................
Retirement Plans.................................................
Service and Distribution Plan....................................
Taxes............................................................
Capital Structure................................................
Transfer and Dividend Disbursing Agent, Custodian
  and Independent Accountants....................................
Fund Performance.................................................


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               PROSPECTUS SUMMARY

TYPE OF COMPANY The Fund is a no-load, diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE The investment objective for the Garzarelli Balanced Fund is long term growth of capital and current income, consistent with reasonable investment risk.

INVESTMENT POLICY The Garzarelli Balanced Fund (the "Fund") may emphasize investments in equity type securities or securities acquired primarily to produce income or a combination of both. The assets of the Fund will be allocated among these classes of securities based on the Adviser's assessment of market conditions. Except during a temporary defensive period, at least 25% of the Fund's assets will be invested in fixed income senior securities and at least 25% of the Fund's assets will be invested in equity securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS An investment in the Fund is subject to certain risks, as set forth in detail under "OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS." As with other mutual funds, there can be no assurance that the Fund will achieve its investment objective. The Fund, to the extent set forth under "OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS," may engage in the following practices: the use of repurchase and reverse repurchase agreements, investing in foreign securities, the lending of portfolio securities and investing in derivatives.

OFFERING PRICE The public offering price of the Fund is equal to its net asset value per share.

SHARES OFFERED Shares of the Fund are a separate investment portfolio of Garzarelli Investment Trust, a Delaware business trust.

MINIMUM PURCHASE The minimum initial investment is $1,000 with $50 minimum subsequent investments. Such minimum initial investment is reduced to $500 if purchases are made in connection with an IRA. Both minimum initial and subsequent investments may be waived if purchases are made pursuant to a payroll deduction plan.

DIVIDENDS Dividends from net investment income are declared and paid quarterly for the Fund. Net realized capital gains are distributed at least annually.

INVESTMENT ADVISER  Garzarelli Investment Management, Inc. (the "Adviser").

SUB-ADVISER:  Affinity Investment Advisers, Inc.

ADMINISTRATOR/DISTRIBUTOR Sunstone Financial Group, Inc. acts as Administrator (the "Administrator") for the Fund. Sunstone Distribution Services, LLC., an affiliate of Sunstone Financial Group, Inc., acts as the Distributor of the Fund.


                                EXPENSE SUMMARY

The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of the Fund. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of the Fund. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services. The Annual Operating Expenses are the expenses expected to be incurred by the Fund during the Fund's initial fiscal year. Actual total operating expenses may be higher or lower than those indicated. An example based on the summary is also shown.

                                                                GARZARELLI
                                                                 BALANCED
                                                                   FUND
                                                                   ----
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed
           on Purchases                                            None
         Maximum Sales Load Imposed
           on Reinvested Dividends                                 None
         Deferred Sales Load Imposed on
           Redemptions                                             None
         Redemption Fees<F3>                                       None
         Exchange Fees<F4>                                        $5.00

         ANNUAL OPERATING EXPENSES
         (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         Management Fees                                          0.75%
         12b-1 Fees<F5>                                           0.25%
         Other Expenses (net of reimbursement)<F6><F7>            0.25%
         Total Operating Expenses (net of
           reimbursement)<F7>                                     1.25%

<F3> A fee of $10.00 is charged for each wire redemption.

<F4> A fee of $5.00 is charged for telephone exchanges but no fee is charged for written exchange requests.

<F5> The maximum level of distribution expenses is 0.25% per annum of the
     Fund's average net assets. See "Service and Distribution Plan" for further details. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F6> Such expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

<F7> The Fund's Adviser has voluntarily agreed to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.25%, of the Fund's average net assets until at least October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. The Fund estimates that absent the limitation, Other Expenses of the Fund would initially be approximately 0.56%, and the Total Annual Operating Expenses of the Fund would initially be approximately 1.56%.


EXAMPLE
Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

                                  GARZARELLI
                                   BALANCED
                                     FUND
                                     ----
       One Year                      $13
       Three Years                   $40


The examples shown above should not be considered representations of past or future expenses or rates of return. The Fund is newly organized and actual operating expenses and investment return may be more or less than those shown. Information about the actual performance of the Fund will be contained in the Fund's future annual reports to shareholders, which may be obtained without charge when they become available.


                              THE GARZARELLI FUNDS

The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund, which is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust presently consists of one diversified investment portfolio: the Garzarelli Balanced Fund (the "Fund").

GARZARELLI BALANCED FUND

The investment objective of the Fund is long-term growth of capital and current income, consistent with reasonable investment risk. The Fund seeks to achieve its objective by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Except during a temporary defensive period, at least 25% of the Fund's total assets will be invested in fixed income senior securities and at least 25% of the Fund's total assets will be invested in equity securities. Otherwise, the percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. Through active portfolio management, the Adviser will consider the relative returns from asset allocation as well as individual security selection, in seeking to achieve the Fund's objective.

                               *       *       *

In seeking to achieve the investment objective of the Fund, the Adviser initially utilizes a modeling process which assists in determining the extent to which participation in the equity markets may best achieve the Fund's investment objective. When the model, together with other market conditions and economic factors considered by the Adviser, favors equities, the Fund will invest more significantly in equity securities. When the model indicates the contrary, the Fund will invest more significantly in fixed income securities (including money market instruments) and may employ other defensive hedging strategies.

With respect to the equity component of the Fund, the Adviser identifies which industry sectors should be emphasized based on its assessment of market and economic conditions and utilizing quantitative and qualitative investment techniques. In constructing the Fund's investment portfolio, and in utilizing the foregoing procedures, the Adviser attempts to achieve the Fund's investment objective while seeking risk levels equal to or lower than the stock market in general.

Elaine M. Garzarelli, founder and Chairperson of the Adviser, designed the modeling process used by the Adviser and is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying the industry sectors to be emphasized. Ms. Garzarelli has over 20 years of experience as a stock market strategist, including serving as Managing Director and Chief Quantitative Strategist for Shearson Lehman/American Express. The actual equity and fixed income weighting of the portfolio is primarily the responsibility of an investment committee of the Adviser. The investment committee of the Adviser selects the specific fixed income securities in which the Fund invests. In consultation with and subject to the approval of the Adviser's committee, Mr. Gregory Lai, a principal of the Sub-Adviser, selects the specific equity securities in which the Fund invests. See "Management of the Funds".

                           OTHER INVESTMENT POLICIES
                            AND RISK CONSIDERATIONS

GENERAL. Because shares of the Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. An investment in the Fund should be considered a long-term investment.

The investment objective, policies and practices of the Fund, unless otherwise specifically stated, are not fundamental and may be changed by the Board of Trustees without shareholder approval. See "Investment Limitations." Because of the risks inherent in all investments, there can be no assurance that the objective of the Fund will be met.

In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information.

EQUITY SECURITIES. The Fund may invest in equity securities, including common stock, preferred stock, convertible securities, warrants and rights. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio primarily invested in fixed income securities.

FIXED INCOME SECURITIES. The Fund may invest in fixed income securities issued by domestic or foreign corporations or other entities, or by U.S. or foreign governments or their agencies or instrumentalities. The Fund is not limited as to the maturity of its fixed income investments. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (market risk). The market value of all debt obligations is affected by changes in the prevailing interest rates, and generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of the debt obligation, the greater the sensitivity to changes in interest rates.

In order to reduce the risk of non-payment of principal or interest on these securities, the Fund will invest only in fixed income securities which are, at the time of purchase, investment grade. "Investment grade fixed income securities" are those rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized securities rating organizations, or securities which are unrated but deemed by the Adviser or Sub-Adviser to be comparable in quality to instruments that are so rated. Securities in the fourth highest grade may possess speculative characteristics and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security. See the Statement of Additional Information for a description of applicable debt ratings.

Fixed income securities in which the Fund may invest include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; obligations of the U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed; and obligations issued by U.S. and foreign corporations.

FOREIGN SECURITIES. The Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored American Depository Receipts ("ADRs").
ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

In addition, the Fund may invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.
Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Dividends and interest payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. See "Taxes" in the Statement of Additional Information. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation than securities of domestic companies.

FORWARD CURRENCY EXCHANGE CONTRACTS. Some of the foreign securities held by the Fund may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Fund may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the Fund.

To protect against adverse movements in exchange rates between currencies, the Fund may enter into forward currency exchange contracts. A forward currency exchange contract obligates the Fund to purchase or sell a specific currency at a future date at a specific price.

The Fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Fund's positions generally.

By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

When the Adviser or Sub-Adviser believes that a particular currency may decline in value compared to the dollar, the Fund may enter into forward currency exchange contracts to sell the value of some or all of the Fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of the Fund's securities or other assets denominated in, or whose value is tied to, that currency.

If the Fund enters into a forward contract, the Fund, when required, will segregate eligible assets in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Fund's commitment.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the Fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

OPTIONS. The Fund may write (i.e., sell) covered call and secured put options, and buy put or call options, which are sometimes referred to as derivatives. These options may relate to particular securities or stock indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.

Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the option; (2) possible lack of a liquid secondary market; (3) losses caused by unanticipated market movements; and (4) the Adviser's ability to predict correctly the direction of securities prices and economic factors. For further discussion of risks involved with the use of options, see "Additional Investment Information -- Options" in the Statement of Additional Information.

FUTURES CONTRACTS. The Fund may enter into futures contracts (or options thereon). The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Fund may purchase put and call options on futures contracts.
An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event an option is exercised, parties will be subject to all the risks associated with trading of futures contracts. The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs.

The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its futures or options positions.

The successful use of futures contracts and options thereon draws upon skills and experience which are different from those needed to select the other securities in which the Fund invests. Should market conditions change in an unexpected manner, the Fund may not achieve the desired benefits of futures and options on futures or may realize losses and consequently be in a less favorable position than if such strategies had not been used. For further discussion of risks involved with the use of futures and options on futures, see "Additional Investment Information - Futures Contracts" in the Statement of Additional Information.

DERIVATIVES. In addition to options and financial futures, consistent with its objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The type of derivatives used by the Fund and the techniques employed by the Adviser and Sub-Adviser may change over time as new derivatives and strategies are developed or regulatory changes occur. The Adviser and Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. The Fund does not intend to invest in inverse floaters and interest only or principal only securities.

Derivative instruments present, to varying degrees, risk that the performance of the underlying assets, exchange rates or indices will decline; that the dealer or other counterparty to the transaction will fail to pay its obligations; that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and that loss will occur as a result of inadequate systems and controls, human error or otherwise.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. The Fund will only purchase convertible securities which are investment grade. ("Baa" or higher by Moody's or BBB or higher by Standard & Poor's or of a similar rating by a nationally recognized securities rating organization, or unrated but deemed by the Adviser or Sub-Adviser to be comparable in quality to instruments that are so rated.) See "Fixed Income Securities". A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. See "Fixed Income Securities". Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser or Sub-Adviser expects, however, to sell promptly any convertible debt securities that fall below a Baa rating quality as a result of these events.
See the Statement of Additional Information for a description of applicable debt ratings.

TEMPORARY, DEFENSIVE POSITION. In times when the Adviser believes that severe adverse economic or market conditions justify such actions, the Fund may invest temporarily up to 100% of its assets in short-term, high quality money market instruments. The Fund may also invest in such instruments pending investment, to meet anticipated redemption requests, and/or to retain the flexibility to respond promptly to changes in market and economic conditions. It is impossible to predict when or for how long the Adviser may employ these strategies.

The Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and unrated debt securities which are deemed by the Adviser to be of comparable quality. The Fund may also invest in United States Treasury Bills and Notes, certificates of deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less. For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody's or AA by S&P, or unrated but deemed by the Adviser to be of comparable quality.

The Fund's investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

ZERO-COUPON OBLIGATIONS. The Fund may also invest in zero coupon obligations of the U.S. government or its agencies or instrumentalities, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("strips"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

SECURITIES LENDING. From time to time, the Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may increase their income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receive interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund may experience risk of loss if the institution to whom it lends portfolio securities breaches its agreement with the Fund. The Fund is currently authorized to lend portfolio securities, but has no present intention to do so.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION. In order to achieve the Fund's investment objective, the Adviser and Sub-Adviser will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Adviser or Sub-Adviser intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. Subject to the foregoing, the Fund may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser or Sub-Adviser believes that it is appropriate to do so. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Adviser or Sub-Adviser believes a change is in order to achieve its objective, and the Fund's annual portfolio turnover rate may vary from year to year. It is presently anticipated the portfolio turnover rate for the Fund generally will not exceed 150%. However, this should not be considered as a limiting factor and actual turnover rates may exceed this if the Adviser or Sub-Adviser deems it appropriate.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions which have been adopted to maintain portfolio diversification and reduce risk.

The Fund may not:

1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations;

2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

A list of the Fund's objective, policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objective, as well as other policies which are not deemed fundamental, may be modified by the Board of Trustees without shareholder approval. Any change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

                             MANAGEMENT OF THE FUND

As a Delaware Business Trust, the business affairs of the Trust are managed by its Board of Trustees. The Trust, on behalf of the Fund, has entered into an investment advisory agreement with Garzarelli Investment Management, LLC (the "Adviser"), 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002 (the "Investment Advisory Agreement"). The Adviser has also entered into a sub-advisory agreement with Affinity Investment Advisers, Inc. 840 Newport Center Drive, Suite 450, Newport Beach, California 92660 ("Sub-Adviser") (the "Sub-Advisory Agreement"). Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser furnish continuous investment advisory services to the Fund. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will select the equity assets of the Fund, in consultation with and subject to the approval of the Adviser's investment committee, and will provide such other investment advice, research and assistance as the Adviser may, from time to time, reasonably request.

INVESTMENT ADVISER AND SUB-ADVISER

The Adviser was organized on July 12, 1995, as an Illinois limited liability company. Elaine Garzarelli, the Chairperson and a director of the Adviser, is the majority shareholder of the Adviser, and controls the Adviser. The Adviser is a registered investment adviser providing investment advisory services to individuals and institutions. The Sub-Adviser was organized on April 24, 1992 as a California corporation. Gregory R. Lai controls the Sub-Adviser. The Sub-Adviser is a registered investment adviser providing investment advisory services to individuals and institutions. Neither the Adviser nor the Sub-Adviser has any prior experience managing a U.S. registered investment company.

In managing the Fund, Ms. Garzarelli is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying industry sectors to be emphasized. Ms. Garzarelli founded the Adviser in 1995, and has served as its Chairperson since its inception. Prior thereto, Ms. Garzarelli served as Managing Director and Chief Quantitative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist.

The actual equity and fixed income weighting of the portfolio is primarily the responsibility of an investment committee of the Adviser. The investment committee of the Adviser selects the specific fixed income securities for investment by the Fund. Gregory R. Lai, CFA, a principal of the Sub-Adviser, in consultation with and subject to the approval of the Adviser's investment committee, is primarily responsible for making the selection of specific equity securities for investment by the Fund. Mr. Lai has been a principal of the Sub-Adviser since 1992. Prior thereto, he was a portfolio manager and research analyst at PIMCO, from 1988 to 1992.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund, the Adviser furnishes continuous investment advisory services and management to the Fund.

The Adviser and Sub-Adviser supervise and manage the investment portfolio of the Fund, and subject to such policies as the Board of Trustees of the Trust may determine, direct the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Investment Advisory Agreement and the Sub-Advisory Agreement, the Adviser and Sub-Adviser, at their own expense and without reimbursement from the Trust, furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining the Trust's organization, and will pay the salaries and fees of all officers and trustees of the Trust (except the fees paid to disinterested trustees). For the foregoing, the Adviser will receive a monthly fee at the annual rate of 0.75% on the average daily net assets of the Fund. In turn, the Adviser pays the Sub-Adviser for its services a sub-advisory fee of 12% of the advisory fee received by the adviser (net of any fee waivers or expense reimbursements).

ADMINISTRATION

Pursuant to an Administration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as administrator for the Fund. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from the Fund a fee, computed daily and payable monthly, based on the Fund's average net assets at the annual rate of 0.20 of 1.0% on the first $50,000,000 of average net assets, 0.13 of 1.0% on the next $50,000,000 of average net assets, 0.05 of 1.0% on the average net assets over $100 million, subject to an annual minimum of $65,000, plus out-of-pocket expenses. The minimum annual fee is subject to an automatic annual escalation of 5%. In
addition, the Administrator received from the Fund $        for organizational
                                                    -------
services provided by the Administrator.

DISTRIBUTION

Sunstone Distribution Services, LLC (the "Distributor") acts as distributor for the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Shares also may be sold by authorized dealers who have entered into dealer agreements with the Distributor or the Trust. Pursuant to the Distribution Agreement, the Fund will: (1) pay the Distributor a fee, payable monthly, at the annual rate of 0.025% of the Fund's daily net assets, subject to a minimum aggregate annual fee of $25,000, and (2) reimburse the Distributor's out-of-pocket expenses; provided, however, that if during any annual period, such compensation and reimbursement payments and other payments under the Service and Distribution Plan exceed 0.25% of the Fund's average daily net assets, the Distributor will rebate such excess to the Fund. See "Service and Distribution Plan."

EXPENSES

The Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to trustees who are not interested persons of the Adviser or Sub-Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund's assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                             PRICING OF FUND SHARES

The price you pay when buying the Fund's shares, and the price you receive when selling (redeeming) the Fund's shares, is the net asset value of the shares next determined after receipt by the Fund of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Fund currently charges a $10 fee for each redemption made by wire. See "How to Redeem Shares."

The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 3:00 p.m. Central time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which the net asset value was determined. Accordingly, investments accepted or redemption requests received in proper form prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and investments accepted or redemption requests received in proper form after that time will be valued as of the close of the next trading day.

Investments are considered received only when your check, wired funds or electronically transferred funds are received by the Fund in accordance with the procedures set forth herein. Investments by telephone pursuant to your prior authorization to the Fund to draw on your bank account are considered received when the proceeds from the bank account are received and accepted by the Fund, which generally takes two to three banking days.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Fund's Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Trust's Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any other securities for which market quotations are not readily available are valued by a method that the Trust's Board of Trustees believes represents fair value.

                             HOW TO PURCHASE SHARES

The Fund is no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sale charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order. See "Pricing of Fund Shares."

                                    INITIAL MINIMUM     ADDITIONAL MINIMUM
TYPE OF ACCOUNT                       INVESTMENT            INVESTMENT
Regular                                 $1,000                 $50
Automatic Investment Plan               $1,000                 $50
Individual Retirement Account
   ("IRA")                                $500                 $50
Gift to Minors                            $500                 $50

The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans. The Fund will not accept your account if you are investing for another person as attorney-in-fact. The Fund also will not accept accounts with a "Power of Attorney" or "POA" in the registration section of the Purchase Application.

HOW TO OPEN YOUR ACCOUNT BY MAIL.  Please complete the Purchase Application.
You may duplicate any application or you can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Fund by calling 1-800-378-1405. (PLEASE COMPLETE AN IRA APPLICATION TO ESTABLISH AN IRA.)

Your completed Purchase Application should be mailed directly to:

     The Garzarelli Funds
     P.O. Box 674
     Milwaukee, WI  53201-0674

To purchase shares by overnight or express mail, please use the following street address:

     The Garzarelli Funds
     207 East Buffalo Street, Suite 315
     Milwaukee, WI  53202-5712

All applications must be accompanied by payment in the form of a check made payable to "Garzarelli Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Fund will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take 7 business days from the purchase date. If you contemplate needing to exchange or redeem your investment shortly after purchase, you should purchase the shares by wire as discussed below.

HOW TO OPEN YOUR ACCOUNT BY WIRE. You may make purchases by direct wire transfers. To ensure proper credit to your account, YOU MUST CALL THE FUND AT 1-800-378-1405 FOR INSTRUCTIONS AND TO OBTAIN AN INVESTOR ACCOUNT NUMBER PRIOR TO WIRING FUNDS. Funds should be wired through the Federal Reserve System as follows:

                              -------------------

                            A.B.A. Number 101000695
                         For credit to Garzarelli Funds
                        Account Number
                                        ---------------
                             For further credit to:
                           (investor account number)
                         (name or account registration)
                 (Social Security or Tax Identification Number)
                       (identify which Fund to purchase)

You must promptly complete a Purchase Application and mail it to the Fund at the following address: Garzarelli Funds, P.O. Box 674, Milwaukee, WI 53201-0674.
If you wish to send it via overnight delivery, you may send it to: Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. AN ORIGINAL PURCHASE APPLICATION MUST BE RECEIVED BY THE FUND TO ESTABLISH PRIVILEGES AND TO VERIFY YOUR ACCOUNT INFORMATION. PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED AND TAXES MAY BE WITHHELD UNLESS THE FUND RECEIVES A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION. The Fund reserves the right to refuse a telephone transaction if it believes it advisable to do so.

IF YOU HAVE ANY QUESTIONS, CALL THE FUND AT 1-800-378-1405.

HOW TO ADD TO YOUR ACCOUNT BY MAIL. You may make additional investments by mail or by wire in the minimums listed previously. When adding to an account by mail, you should send the Fund your check, together with a subsequent investment slip from a recent statement. If this investment slip is unavailable you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

HOW TO ADD TO YOUR ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Fund to draw on your preauthorized bank account as shown on the records of the Fund and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 10 business days after receipt by the Fund of your request to adopt this service. This time period allows the Fund to verify your bank information. Investments made by electronic funds transfer in any one account must be in an amount of at least $50 and will be effective at the net asset value next computed after receipt by the Fund of the proceeds from your bank account. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. See "Pricing of Fund Shares." This service may be selected by calling the Fund at 1-800-378-1405 for the necessary form and instructions.

HOW TO ADD TO YOUR ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed previously. Be sure to include your account number. WIRED FUNDS ARE CONSIDERED RECEIVED AND ACCEPTED ON THE DAY THEY ARE DEPOSITED IN THE FUND'S ACCOUNT IF THEY REACH THE FUND'S BANK ACCOUNT BY THE FUND'S CUT-OFF TIME FOR PURCHASES AND ALL REQUIRED INFORMATION IS PROVIDED IN THE WIRE INSTRUCTIONS. THE WIRE INSTRUCTIONS WILL DETERMINE THE TERMS OF THE PURCHASE TRANSACTION.

AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of the Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's ("the AIP Plan") minimum initial investment of $1,000 before the Plan may be established. Under the AIP Plan, your designated bank or other financial institution debits a preauthorized amount on your account each month and applies the amount to the purchase of Fund shares. The Fund requires 10 business days after its receipt of your request to initiate the AIP Plan to verify your account information. Generally, the AIP Plan will begin on the next transaction date scheduled by the Fund for the AIP Plan following this 10 business day period. The AIP Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the AIP Plan. You will receive a statement on a QUARTERLY basis showing the purchases made under the AIP Plan. A $20 fee will be imposed by the Fund if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction AND YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. Purchases will not be available for exchange or redemption for 7 business days. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. You may adopt the AIP Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the AIP Plan after an account is opened by calling the Fund at 1-800-378-1405. In the event you discontinue participation in the AIP Plan, the Fund reserves the right to redeem your Fund account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less. Redeeming all funds from your account will discontinue your Plan privileges unless otherwise specified.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Fund's Prospectus. Certain services of the Fund may not be available or may be modified in connection with the program of services provided. The Fund may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Trust may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

ADDITIONAL PURCHASE INFORMATION. The Fund will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid and YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not issue certificates.

When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

The Fund may decline to accept a purchase order upon receipt when, in the judgment of the Fund, it would not be advisable to do so.

                             HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from the Fund to the Northern Money Market Fund (the "Money Market Fund"). This expanded exchange feature is subject to the minimum purchase and redemption amounts set forth in this Prospectus ($1,000 minimum, $500 subsequent). You MUST obtain a copy of the Money Market Fund prospectus from Sunstone Investor Services, LLC, and you are advised to read it carefully before authorizing any investment in shares of the Money Market Fund.

If you desire to use the expanded exchange privilege, you should contact the Fund at 1-800-378-1405 for further information about the procedures and the effective times for exchanges. Generally, exchange requests received and accepted by the Fund by 3:00 p.m. (Central time) or the close of the New York Stock Exchange, if different, on a day during which the Fund's net asset value is determined will be effective that day for both the Fund being purchased and the Fund being redeemed. Please note that when exchanging from the Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging less than all of the balance from the Money Market Fund to the Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the Money Market Fund, at the end of the month. An exchange from the Fund to the Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes.

See "Additional Exchange Information" regarding purchases made by check or electronic funds transfer. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Fund at 1-800-378-1405 for further information.

The Fund is intended to be a long-term investment vehicle and not designed to provide investors with a means of speculating on short-term market movements.
In addition, because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Fund. Therefore, the maximum number of exchanges you wish to make may be restricted. Contact the Fund for additional information concerning the exchange privilege.

AUTOMATIC EXCHANGE PLAN. You may make automatic monthly exchanges from one Money Market Fund account to a Fund account ($50 minimum per transaction). An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and generally you will realize a capital gain or loss. You must meet the Fund's minimum initial investment requirements before this plan is established. You may adopt the plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Exchange Plan after an account is open by calling the Fund at 1-800-378-1405.

ADDITIONAL EXCHANGE INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

                              HOW TO REDEEM SHARES

You may redeem shares of the Fund at any time. The price at which the shares will be redeemed is the net asset value per share next determined after redemption instructions are received and accepted by the Fund. See "Pricing of Fund Shares." There are no charges for the redemption of shares except that a fee of $10 is charged by the transfer agent for each wire redemption and a fee is charged when redeeming shares in an IRA. Refer to the IRA Disclosure Statement & Custodial Agreement for additional information on IRA accounts and fees. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Fund specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value as determined by the net asset value on the effective date of the redemption, the entire account balance will be redeemed.
A request for redemption must be signed exactly as the shares are registered.
If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the shareholder(s) of record or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. See "Additional Redemption Information" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney. In case of any questions contact the Fund in advance.

The Fund will mail payment for redemption within 7 days after it receives proper instructions for redemption. However, the Fund will delay payment for 7 business days on redemptions of recent purchases made by check or electronic funds transfer. This allows the Fund to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

HOW TO REDEEM BY TELEPHONE. See "Additional Redemption Information" regarding telephone redemptions. Shares may be redeemed, in an amount up to $25,000, by calling the Fund at 1-800-378-1405. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Fund. A redemption request in excess of $25,000 must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A telephone redemption request will not be processed within 30 calendar days after an address change. A redemption request within that 30 day time period must be in writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Telephone redemptions must be in amounts of $500 or more.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. There is currently a $10 fee for each wire redemption. It will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Fund. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Fund's control. The Fund reserves the right to delay payment for a period of up to 7 days after receipt of the redemption request.

The Fund reserves the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Fund by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Fund by telephone, you may also redeem shares by delivering or mailing the redemption request to: The Garzarelli Funds, P.O. Box 674, Milwaukee, WI 53201-0674. If you wish to send the information via overnight delivery, you may send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. REDEMPTION REQUESTS MADE VIA FAX WILL NOT BE ACCEPTED BY THE FUND.

ADDITIONAL REDEMPTION INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. Any redemption or transfer of ownership request for corporate accounts will require the following WRITTEN documentation:

1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $25,000, the written request must be signature guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other guarantor and "Signature Guaranteed" must appear with the signature. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

2. A dated copy of your Corporate Resolution that states who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. IF THE CORPORATE RESOLUTION CONFERS AUTHORITY ON OFFICERS BY TITLE AND NOT BY NAME, THE CERTIFICATE OF INCUMBENCY MUST NAME THE OFFICER(S) AND THEIR TITLE(S).

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, at the end of the month.

The Fund reserves the right to suspend or postpone redemptions during any period when: trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or that the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $1,000 minimum as a result of a redemption or exchange, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you. If your account balance in the Money Market Fund is redeemed, accrued interest will be paid at the end of the following month.

SYSTEMATIC WITHDRAWAL PLAN. The Fund offers a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Plan) be distributed to you at regular intervals. The redemption takes place on the 5th or 20th of the month, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution shall be made on the prior business day. Any changes made to distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Fund reserves the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Fund by calling 1-800-378-1405.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute substantially all net realized capital gains at least annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. You may elect to reinvest all income dividends and capital gains distributions in shares of the Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to the Fund. The election is effective for distributions with a dividend record date on or after the date that the Fund receives notice of the elections. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. Dividends and capital gains distributions, if any, will reduce the net asset value of the Fund by the amount of the dividend or capital gains distribution.

                      SHAREHOLDER REPORTS AND INFORMATION

The Fund will provide the following statements and reports:

CONFIRMATION STATEMENTS. Except for Automatic Investment Plans, after each transaction that affects the account balance or account registration, you will receive a confirmation statement. Participants in the Automatic Investment Plan will receive quarterly confirmations of all automatic transactions.

ACCOUNT STATEMENTS.  All shareholders will receive quarterly account statements.

FINANCIAL REPORTS. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Fund.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Statements for earlier years are available for $5 each. Call 1-800-378-1405 to order past statements. If you need information on your account with the Fund or if you wish to submit any applications, redemption requests, inquiries or notifications, you should contact The Garzarelli Funds, P.O. Box 674, Milwaukee, WI 53201-0674 or call 1-800-378-1405. If you wish to send the information via overnight delivery, you may send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

                                RETIREMENT PLANS

The Fund makes available a program under which you may establish an IRA with the Fund and purchase shares through such account. The minimum initial investment in the Fund for an IRA is $500. The Fund also offers a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

The Fund may be used as an investment vehicle for established defined contribution plans, including simplified employee (including SAR-SEPs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans").

You may obtain additional information regarding Retirement Plans by calling the Fund at 1-800-378-1405.

                         SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets.

Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

                                     TAXES

The Fund intends to qualify for treatment as a regulated investment company under the Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares. The Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year.

The Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to provide a certified Social Security or Tax Identification Number or IRS Form W-8.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                               CAPITAL STRUCTURE

The Trust is a business trust established under Delaware law. The Trust was established under a Certificate of Trust dated as of October 1, 1996. The Trust's shares have no par value. Shares of the Trust may be issued in one or more series or "Funds" and each Fund may have more than one class of shares. The Fund is currently authorized to issue a single class of shares, and the Garzarelli Balanced Fund is currently the Trust's only Fund. The Fund's shares may be issued in an unlimited number by the trustees of the Trust.

Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes on matters affecting the Fund (e.g., approval of the Advisory Agreement). The Fund and all future series of the Trust will vote as a single class on matters affecting all series of the Trust (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees of the Trust. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees pursuant to the provisions of Section 16(c) of the 1940 Act.

As of the date of this Prospectus,           owned all of the outstanding shares
                                   ---------
of the Fund.  It is contemplated that the public offering of the shares of the
Fund will reduce            holdings to less than 5% of the total shares
                 ----------
outstanding.

             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND
                            INDEPENDENT ACCOUNTANTS

Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as the Fund's Transfer and Dividend Disbursing Agent. Sunstone Investor Services, LLC, is an affiliate of Sunstone Financial Group, Inc. who serves as the Fund's administrator. See "Management of the Funds." UMB Bank, n.a., which has its principal address at 928 Grand Avenue, Kansas City, MO, 64141, acts as Custodian of the Fund's investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Ernst & Young, L.P. has been selected to serve as independent accountants of the Company for the fiscal year ending October 31, 1997.

                                FUND PERFORMANCE

From time to time, the Fund may advertise its "average annual total return" over various periods of time. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. A shareholder's investment in the Fund and its return are not guaranteed and will fluctuate according to market conditions. When considering "average" annual total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

The Fund may quote its average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. The Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, the Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Micropal Data, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes as well as in publications of a local or regional nature, may be used in comparing the Fund's performance.

The Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Nasdaq Composite OTC Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. Further information on performance measurement may be found in the Statement of Additional Information.

Performance quotations of the Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute the Fund's total return and yield are described in more detail in the Statement of Additional Information.





                              THE GARZARELLI FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                    FOR THE

                            GARZARELLI BALANCED FUND


     This Statement of Additional Information dated             , 1997, is meant
                                                    ------------
to be read in conjunction with the Prospectus dated          , 1997, for the
                                                    ---------
Garzarelli Balanced Fund, (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing The Garzarelli Funds, P.O. Box 674, Milwaukee, Wisconsin 53201-0674, or calling 1-800-378-1405. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----

ADDITIONAL INVESTMENT INFORMATION................................
INVESTMENT RESTRICTIONS..........................................
ADDITIONAL TRUST INFORMATION.....................................
     Trustees and Officers.......................................
     Control Persons and Principal Holders of Securities.........
     Investment Adviser..........................................
     Administrator...............................................
     Custodian, Transfer Agent and Dividend Paying Agent.........
     Legal Counsel ..............................................
     Independent Accountants.....................................
DISTRIBUTION OF SHARES...........................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................
TAXES............................................................
DESCRIPTION OF SHARES............................................
SHAREHOLDER MEETINGS.............................................
INDIVIDUAL RETIREMENT PLANS......................................
PERFORMANCE INFORMATION..........................................
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE.................................
OTHER INFORMATION................................................
FINANCIAL STATEMENTS.............................................
APPENDIX A (Description of Securities Ratings)...................

                             ----------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       ADDITIONAL INVESTMENT INFORMATION

     The following supplements the investment objective and policies of the Fund as set forth in the Prospectus.

The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. The Trust presently consists of one diversified investment portfolio referred to as a "Fund."

Garzarelli Investment Management LLC ("Adviser") serves as the investment adviser to the Fund. Elaine M. Garzarelli, founder and Chairperson of the Adviser, designed the modeling process used by the Adviser and is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying the industry sectors to be emphasized. Affinity Investment Advisers, Inc. ("Sub-Adviser") acts as Sub-Adviser to the Fund.

     GARZARELLI BALANCED FUND. The investment objective of the Garzarelli Balanced Fund is long-term growth of capital and current income, consistent with reasonable investment risk. The Fund seeks to achieve its objective by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Except during a temporary defensive period, at least 25% of the Fund's total assets will be invested in fixed income senior securities and at least 25% of the Fund's total assets will be invested in equity securities. Otherwise, the percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. Through active portfolio management, the Adviser and Sub-Adviser will consider the relative returns from asset allocation as well as individual security selection, in seeking to achieve the Fund's objective.

     TEMPORARY, DEFENSIVE POSITION. The Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agency or instrumentalities if it is not obligated to do so by law.

     Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act") that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser or Sub-Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations.
Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

     FOREIGN SECURITIES. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Because investment in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country.

OPTIONS AND FUTURES
     OPTIONS. GENERAL. The Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     FEDERAL TAX TREATMENT OF OPTIONS. Certain option transactions have special tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If the Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes options involving stock indexes such as the Standard & Poor's 500 and 100 indexes.

     CERTAIN RISKS REGARDING OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Fund of options on stock indexes will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission (the "SEC") guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     FUTURES CONTRACTS. The Fund may enter into futures contracts (or options thereon). U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an
"FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Fund may also enter into interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

     Futures contracts entail risks. Although the Adviser and Sub-Adviser believe that use of such contracts could benefit the Fund, if the Adviser and Sub-Adviser's investment judgment were incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at any time when the sales would be disadvantageous to the Fund.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent the participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund would not match exactly the Fund's current or potential investments. The Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge form the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.
The Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. As to long positions which are used as part of the Fund's portfolio strategies the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contacts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its future positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract or hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

     RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts and options on futures contracts, draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     INVESTMENT COMPANIES. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

     WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants attached to other securities acquired by the Fund are not subject to this restriction.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted and exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

     In selecting convertible securities for the Fund, the Adviser and Sub-Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Fund generally will not exceed 150%. However, this should not be considered as a limiting factor.


                            INVESTMENT RESTRICTIONS

     Consistent with the Fund's investment objective, the Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to the Fund's restrictions on borrowings as set forth in restriction 7 below.

     The Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "Investment Company Act"); provided, however, the Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof ("U.S. Government Securities"), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase or permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans).

     7. Borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     The Fund may not:

     1. Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

     2. Make investments for the purpose of exercising control or management of any company except that the Fund may vote portfolio securities in the Fund's discretion.

     3. Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities.

     4. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

     5. Purchase any new portfolio securities when borrowings exceed 5% of total assets.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

        In determining industry classification with respect to the Fund, the Adviser and Sub-Adviser intend to use the industry classification titles in the Standard Industrial Classification Manual.

         A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                          ADDITIONAL TRUST INFORMATION

     TRUSTEES AND OFFICERS. Information regarding the Board of Trustees and officers of the Fund, including their principal business occupations during at least the last five years, is set forth below. Each trustee who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in
his or her present capacity with the Trust since             1997.  The address
                                                 -----------
of each of the officers and trustees is c/o The Garzarelli Funds, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002.


                  *H. STEEL BOKHOF, JR., PRESIDENT AND TRUSTEE

Mr. Bokhof is the President of the Adviser and has served in such capacity since the incorporation of the Adviser in July 1995. Since November 1989, he has been a general partner of Graver, Bokhof, Goodwin and Sullivan, L.P., an investment adviser.

[The balance of the Board has not been selected. Information regarding these individuals required by Item 14 will be included in Pre-Effective Amendment No. 2].

The trustees and officers who are "interested persons" as designated above receive no compensation from the Trust. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Trust's full fiscal year. The Trust has not adopted any pension or retirement plans for the benefit of any of the trustees.



                               COMPENSATION TABLE

                                               Estimated
                                               Aggregate
                                              Compensation
             Name of Person                    from Trust
             --------------                   -----------

                                                   $
                                                   $
                                                   $


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.  As of              ,
                                                                 -------------
1997, the date hereof,                 owned of record 100% of the outstanding
                       ---------------
shares of the Fund and therefore controlled the Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Trust. It is contemplated that the public offering of the
shares of the Fund will reduce           's holdings to less than 5% of the
                               ----------
total shares outstanding.

     INVESTMENT ADVISER. The investment adviser to the Fund is Garzarelli Investment Management LLC (the "Adviser"). The Adviser was organized on July 12, 1995. The Sub-Adviser to the Fund is Affinity Investment Advisors, Inc. ("Sub-Adviser"). The Sub-Adviser was organized on April 24, 1992. Gregory R. Lai controls the Sub-Adviser. Elaine M. Garzarelli is the founder and Chairperson of the Adviser and owns a majority of the outstanding interest of the Adviser. As such, she controls the Adviser. Optimum Group, LLC owns the remaining interest in the Adviser. H. Steel Bokhof, Jr., Andrew J. Goodwin, III, Steven F. Graver and James Francis Sullivan each own 25% of the voting shares of Optimum Group, LLC. Prior to founding the Adviser, Ms. Garzarelli served as Managing Director and Chief Quantitative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist. In managing the Fund, Ms. Garzarelli is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying industry sectors to be emphasized.

     The actual equity and fixed income weighting of the portfolio is primarily the responsibility of an investment committee of the Adviser. The investment committee of the Adviser selects the specific fixed income securities for investment by the Fund. Gregory R. Lai, CFA, a principal of the Sub-Adviser, in consultation with and subject to the approval of the Adviser's investment committee, is primarily responsible for selecting the specific equity securities for investment by the Fund. Mr. Lai has been a principal of the Sub-Adviser since 1992. Prior thereto, he was a portfolio manager and research analyst at PIMCO from 1988 to 1992.

     The Trust, on behalf of the Fund, has entered into an investment advisory agreement with the Adviser (the "Investment Advisory Agreement"). The Adviser also has entered into a sub-advisory agreement with the Sub-Adviser (the "Sub-Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Adviser provides continuous investment advisory services to the Fund. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will, in consultation with the Adviser's investment committee, select the specific equity securities for investment by the Fund and will provide such other investment advice, research and assistance as the Adviser may, from time to time, reasonably request. The Adviser and Sub-Adviser also provide the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties. The Investment Advisory
Agreement and the Sub-Advisory Agreement for the Fund are dated as of          ,
                                                                      ---------
1997. The Investment Advisory Agreement and Sub-Advisory Agreement have an initial term of two years and thereafter are required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The annual renewal must also be approved by the vote of a majority of the Fund's trustees who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and Sub-Advisory Agreement are terminable without penalty with respect to the Fund, on 60 days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment. Additionally, the Adviser may terminate the Sub-Advisory Agreement at any time. The Sub-Advisory Agreement shall terminate automatically in the event the Advisory Agreement is terminated.

     As compensation for its services, the Fund pays to the Adviser a monthly fee at the annual rate of 0.75% on the average daily net assets of the Fund.
The Adviser pays to the Sub-Adviser for its services a sub-advisory fee of 12% of the advisory fee received by the Adviser (net of any expense reimbursements). From time to time, the Adviser may voluntarily waive all or a portion of its fee for the Fund. The organizational expenses of the Fund were advanced by the Adviser and will be reimbursed by the Fund over a period of not more than 60 months.

     The Adviser voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceed 1.25%, of the average daily net assets of the Fund until at least October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Reimbursement of expenses in excess of this limitation will be made on a monthly basis and will be paid to the Fund by reducing the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of the foregoing.

     The Investment Advisory Agreement and Sub-Advisory Agreement provide that the Adviser and Sub-Adviser shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement and the Sub-Advisory Agreement also provide that nothing therein shall limit the freedom of the Adviser or Sub-Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator") provides various administrative and fund accounting services to the Fund (which includes clerical, compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Trust on behalf of the Fund. The Administration and Fund Accounting Agreement will
remain in effect for an initial 1 year term ending           , 1998 and
                                                   ----------
thereafter as long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust and the Administrator. The Administration and Fund Accounting Agreement may be terminated on not less than 90 days' notice after the expiration of the initial term, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. UMB Bank, n.a. serves as the custodian and Sunstone Investor Services, LLC, serves as the transfer and dividend paying agent for the Fund. Sunstone Investor Services, LLC is an affiliate of Sunstone Financial Group, Inc., the Fund's Administrator. Under the terms of the respective agreements, UMB Bank, n.a. is responsible for the receipt and delivery of the Fund's securities and cash, and Sunstone Investor Services, LLC, is responsible for processing purchase and redemption requests for the securities of the Fund as well as the recordkeeping of ownership of the Fund's securities, payment of dividends as declared by the Trustees and the issuance of confirmations of transactions and annual statements to shareholders. UMB Bank, n.a. and Sunstone Investor Services, LLC do not exercise any supervisory functions over the management of the Fund or the purchase and sale of securities.

     LEGAL COUNSEL. Vedder, Price, Kaufman and Kammholz, with offices at 222 North LaSalle Street, Chicago, Illinois 60601-1003, serves as counsel to the Fund.

     INDEPENDENT ACCOUNTANTS. Ernst & Young, L.P. are the independent accountants for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Fund.

                             DISTRIBUTION OF SHARES

     As set forth in the Prospectus, the Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets.

     The Plan may be terminated for the Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the
outstanding shares of the Fund.                   are currently the Rule 12b-1
                                 ----------------
Trustees. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Trustees, including the Rule 12b-1 Trustees.

     While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser and Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, and for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Trust's Board of Trustees. It is the policy of the Adviser and Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser and Sub-Adviser.

     The Adviser and Sub-Adviser will place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will use their best efforts to seek on behalf of the Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser and Sub-Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser and Sub-Adviser or an affiliate of the Adviser and Sub-Adviser exercises investment discretion. While the Adviser and Sub-Adviser believe these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties. Other clients of the Adviser and Sub-Adviser may indirectly benefit from the availability of these services to the Adviser and Sub-Adviser, and the Fund may indirectly benefit from services available to the Adviser and Sub-Adviser as a result of transactions for other clients. The Adviser and Sub-Adviser are authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser and Sub-Adviser determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser and Sub-Adviser have to the Fund. In no instance, however, will portfolio securities be purchased from or sold to the Adviser and Sub-Adviser, or any affiliated person of either the Trust or the Adviser and Sub-Adviser, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.

     The Adviser and Sub-Adviser may retain advisory clients in addition to the Fund and place portfolio transactions for these accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser and Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Adviser and Sub-Adviser in connection with the Fund. In the opinion of the Adviser and Sub-Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Fund) to be managed by the Adviser and Sub-Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Fund will not, in the opinion of the Adviser and Sub-Adviser, be disproportionate to the benefits to be received by the Fund on a continuing basis.

                                     TAXES
GENERAL

     In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject to the alternative minimum tax.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. The Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations.

NON U.S. SHAREHOLDERS

     Distributions of net investment income by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by an individual in the United States.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of one or more separate series or classes representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Fund. Under the terms of the Trust Agreement, each share of the Fund has no par value, represents a proportionate interest in the Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share in the net assets of the Fund available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes closed or are restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem all of a shareholder's shares (a) if such shares have an aggregate value below a designated amount, (b) to the extent that such shareholder owns shares equal to or in excess of a percentage of the outstanding shares determined from time to time by the Trustees; (c) to the extent that such shareholder owns shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust, or (d) if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable.

     In the event additional Funds are created, the proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of accounts, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust will normally be allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interest of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of the principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

     The term "majority of the outstanding shares" of either the Trust or a particular Fund or investment portfolio means the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholders voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the holders of two-thirds of the shares.

     The Trust Agreement provides that each Trustee of the Trust will be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of disabling conduct.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     The Trust Agreement also contains procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate at least one percent (1%) of the total outstanding shares shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                RETIREMENT PLANS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee.

     Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from Sunstone Investor Services, LLC upon request at 1-800-378-1405. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

     The Fund also makes available a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

                            PERFORMANCE INFORMATION

     The Fund may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

             N
     P(1 + T) = ERV

     Where:  T =  average annual total return.

           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P =  hypothetical initial payment of $1,000.

             N = period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Fund's performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

     From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ranking are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

     Occasionally statistics may be used to specify a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Trust literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to a broad category of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of the bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     Shares of the Fund may be exchanged for shares of the Northern Money Market Fund as provided in the Prospectus. Sunstone Investor Services, LLC receives a service fee from the Northern Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Fund exchanged into the Northern Money Market Fund.

                               OTHER INFORMATION

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The following financial statement has been audited and is attached hereto:

       1.  Report of Independent Accountants.
       2.  Statement of Assets and Liabilities as of              , 1997.
                                                     -------------
       3.  Notes to Financial Statement.



                              APPENDIX A

Commercial Paper Ratings
------------------------

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

   "A-1" - Issue's degree of safety regarding timely payment is strong.
Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

   "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

   "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

   "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

   Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

   "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

   Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

   "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

   "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

   "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings
-------------------------------------------------

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

       2.  Nature of and provisions of the obligation.

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

   Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

   Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING
SCALE            DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+              High credit quality.  Protection factors
AA               are strong.  Risk is modest, but may vary
AA-              slightly from time to time because of
                 economic conditions.

A+               Protection factors are average but
A                adequate.  However, risk factors are more
A-               variable and greater in periods of economic
                 areas.

BBB+             Below average protection factors, but still
BBB              considered sufficient for prudent
BBB-             investment.  Considerable volatility in
                 risk during economic cycles.





                                     PART C

                               OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

           A.  FINANCIAL STATEMENTS:

               (i)  Financial statements included in Part A of the Registration
               Statement:  None
               (ii) Financial statements included in Part B of the Registration
               Statement:
                    Statement of Net Assets.<F8>
                    Report of Independent Auditors.<F8>
                    Schedules I, II, III, IV and V are omitted as the required information is not present.

     B.  EXHIBITS

          1.     Registrant's Agreement and Declaration of Trust.

          1.1 Written Instrument Abolishing The Garzarelli Affinity Equity Fund Series.

          2.     Registrant's By-Laws.

          3.     None.

          4.     None.

          5.1<F8>Investment Management Agreement - Garzarelli Balanced Fund.

          5.2<F8>Sub-Advisory Agreement - Garzarelli Balanced Fund.

          6.<F8> Distribution Agreement by and between Registrant and Sunstone
                 Distribution Services, LLC.

          7.     None.

          8.<F8> Custodian Agreement by and between Registrant and UMB Bank,
                 N.A.

          9.1<F8>Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc.

          9.2<F8>Transfer Agency Agreement by and between Registrant and Sunstone Investor Services, LLC.

          10.<F8>Legal Opinion of Vedder, Price, Kaufman & Kammholz.

          11.    Consent of Independent Accountants.

          12.    None.

          13.<F8>Subscription Agreement.

          14.<F8>Form of Individual Retirement Custodial Account Agreement and
                 Disclosure Statement.

          15.<F8>Registrant's Service and Distribution Plan pursuant to Rule
                 12b-1 under the Investment Company Act of 1940.

          16.    Inapplicable.

          17.    None.

          18.    None.

--------------------------------
<F8> To be filed with Pre-Effective Amendment No. 2.


ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
           -------------------------------------------------------------
           Registrant neither controls any person nor is under common control with any other person.


ITEM 26.   NUMBER OF HOLDERS OF SECURITIES.
           -------------------------------

                                        Number of Record
        Title of Class            Holders as of         , 1997
        --------------            ----------------------------

    Garzarelli Balance Fund                    0



ITEM 27.   INDEMNIFICATION.
           ---------------

Article V of Registrant's Declaration of Trust (Exhibit 1 hereto, which is incorporated by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17 (i) of the Investment Company Act of 1940 and its own terms, said Article of the Declaration of Trust does not protect any person against liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
           ----------------------------------------------------

Garzarelli Investment Management LLC, Registrant's investment adviser, provides investment advisory services for individual and institutional investors. Set forth below is additional biographical information and a description of any company with which the officers and directors of Garzarelli Investment Management, LLC have been engaged at any time since June 1, 1994 in the capacity of director, officer, employee, partner or trustee: H. Steel Bokhof, Jr. is the President of Garzarelli Investment Management LLC and has acted as such since its incorporation in July 1995. Mr. Bokhof has also been general partner in the investment advisory firm of Graver, Bokhof, Goodwin and Sullivan, LP.


ITEM 29.   PRINCIPAL UNDERWRITERS
           ----------------------

     (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of The Northern Funds, The Haven Capital Management Trust, First Omaha Funds, Inc., Van Wagoner Funds, Inc. and The Purisima Funds.

     (b) To the best of Registrant's knowledge, the executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


                           POSITIONS AND OFFICES              POSITIONS AND
NAME AND PRINCIPAL         WITH SUNSTONE                      OFFICES
BUSINESS ADDRESS           DISTRIBUTION SERVICES, LLC.        WITH REGISTRANT
------------------         ---------------------------        ---------------

Miriam M. Allison          President and Director             None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Daniel S. Allison          Secretary and Director             None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Mary M. Tenwinkel          Vice President                     None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.
           --------------------------------

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank n.a relating to its functions as custodian; (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its functions as administrator and fund accountant; records held and maintained by Sunstone Investor Services, LLC., 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin, 53202, relating to its function as transfer agent and records held and maintained by Sunstone Distribution Services, LLC., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its function as distributor.


ITEM 31.   MANAGEMENT SERVICES.
           -------------------

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 32.   UNDERTAKINGS.
           ------------

     (a)  Not applicable.

     (b) The Registrant undertakes to file a Post-Effective Amendment using financial statements of Registrant, which need not be certified, within four to six months from the effective date of the Registration Statement.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of
Illinois, on the      th day of           , 1997.
                 -----          ----------

                         THE GARZARELLI FUNDS
                         (Registrant)

                         By: /s/ H. Steel Bokhof, Jr.
                             -----------------------

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.


Name                                    Title                      Date
----                                    -----                      ----
/s/ H. Steel Bokhof, Jr.    President; Trustee (principal             , 1997
-----------------------     executive officer; principal     ---------
                            financial and accounting
                            officer)




                                 EXHIBIT INDEX

       1.      Registrant's Agreement and Declaration of Trust.

       1.1 Written Instrument Abolishing The Garzarelli Affinity Equity Fund Series.

       2.      Registrant's By-Laws.

       3.      None.

       4.      None.

       5.1<F9> Investment Management Agreement - Garzarelli Balanced Fund.

       5.2<F9> Sub-Advisory Agreement - Garzarelli Balanced Fund.

       6.<F9> Distribution Agreement by and between Registrant and Sunstone Distribution Services, LLC.

       7.      None.

       8.<F9>  Custodian Agreement by and between Registrant and UMB Bank, N.A.

       9.1<F9> Administration and Fund Accounting Agreement by and between
               Registrant and Sunstone Financial Group, Inc.

       9.2<F9> Transfer Agency Agreement by and between Registrant and Sunstone
               Investor Services, LLC.

       10.<F9> Legal Opinion of Vedder, Price, Kaufman & Kammholz.

       11.<F9> Consent of Independent Accountants.

       12.     None.

       13.<F9> Subscription Agreement.

       14.<F9> Form of Individual Retirement Custodial Account Agreement and
               Disclosure Statement.

       15.<F9> Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

       16.     Inapplicable.

       17.     None.

       18.     None.

---------------------------
<F9> To be filed with Pre-Effective Amendment No. 2